APRIL 27, 2026
SUPPLEMENT TO
THE HARTFORD EQUITY INCOME FUND SUMMARY PROSPECTUS
DATED FEBRUARY 27, 2026
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Adam H. Illfelder, CFA announced his plans to withdraw from the partnership of Wellington Management Company LLP’s parent company to pursue an opportunity outside of the asset management industry. Effective December 31, 2026, Mr. Illfelder will no longer serve as a portfolio manager for The Hartford Equity Income Fund. Matthew C. Hand, CFA will remain as the portfolio manager for The Hartford Equity Income Fund. Accordingly, effective immediately, under the heading “Management” in the above referenced Summary Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Matthew C. Hand, CFA	Senior Managing Director and Equity Portfolio Manager	2004
Adam H. Illfelder, CFA*	Senior Managing Director and Equity Portfolio Manager	2008
*
Adam H. Illfelder, CFA announced his plans to withdraw from the partnership of Wellington Management’s parent company to pursue an opportunity outside of the asset management industry. Effective December 31, 2026, Mr. Illfelder will no longer serve as a portfolio manager for the Fund. Mr. Illfelder’s portfolio management responsibilities for the Fund will transition to Matthew C. Hand, CFA in the months leading up to his departure.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7775
April 2026